Commitments and Contingencies	3 Months Ended	12 Months Ended
	Dec. 31, 2025	Sep. 30, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

9. COMMERCIAL MANUFACTURING CONTRACTS

The Company has entered into an agreement with a contract manufacturing organization for the manufacture and supply of drug substance. The agreement runs through calendar year 2026, with an automatic renewal for a subsequent four-year term. Under this agreement, the Company is obligated to purchase minimum annual quantities of batches at a set price per batch, subject to annual increases. Additionally, the Company is required to pay an annual service fee of $250,000. The agreement also includes provisions for potential price increases based on increases in the manufacturer’s operating expenses or industry indices, as well as significant termination fees and obligations. As of December 31, 2025, the total minimum purchase commitment under this agreement was approximately $16.2 million consisting of obligations of $9.9 million and $6.3 million for calendar years 2025 and 2026, respectively with 2025 representing prior production obligations which were not manufactured.

As of December 31, 2025, the Company also has commercial supply agreements with two other vendors for the completion and packaging of finished drug products. Minimum purchase commitments under these two agreements amount to approximately $4.0 million consisting of purchase commitment obligations of $2.2 million in calendar year 2026 and $1.8 million in calendar year 2027.

8. COMMITMENTS AND CONTINGENCIES

Commercial Manufacturing Contracts

We entered into an agreement with a Contract Manufacturing Organization for the manufacture and supply of drug substance. The agreement runs through calendar 2026, with an automatic renewal for a subsequent 4-year term. Under this agreement, we are obligated to purchase minimum annual quantities of batches at a set price per batch, subject to annual increases.

Additionally, we are required to pay an annual service fee of $250,000. The agreement also includes provisions for potential price increases based on increases in the manufacturer’s operating expenses or industry indices, as well as significant termination fees and obligations. As of September 30, 2025, the total minimum purchase commitment under this agreement was approximately $16.2 million consisting of payments of approximately $8.5 million and $5.3 million for 2025 and 2026 respectively and approximately $2.4 million for 2026 pass-throughs and consumable manufacturing components.

As of September 30, 2025, we have commercial supply agreements with two other vendors for the completion and packaging of finished drug products. Minimum purchase commitments under these two agreements amount to approximately $4.9 million consisting of purchase commitment obligations of approximately $1.2 million in 2025, $1.9 million in 2026 and $1.8 million in 2027.

Legal Proceedings

We are not involved in any litigation that we believe could have a material adverse effect on our financial position or results of operations. There is no action, suit, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of our executive officers, threatened against or affecting the Company or its officers or directors in their capacities as such.